VOYA MUTUAL FUNDS Voya Global Equity Dividend Fund (the “Fund”)

Supplement dated March 29, 2019

to the Fund’s Class A, Class C, Class I, Class O, and Class W shares Prospectus and Summary Prospectus each dated February 28, 2019

(the “Prospectus” and collectively the “Prospectuses”)

The Fund’s Board of Trustees (“Board”) has appointed Voya Investment Management Co. LLC (“Voya IM” or “Sub-Adviser”) to serve as the sole sub-adviser to the Fund, beginning on May 6, 2019, following the termination of the current sub-advisory agreement between Voya Investments, LLC (the “Adviser”) and NNIP Advisors B.V. (“NNIP”). Voya IM currently is a named sub-adviser with NNIP, although it does not manage any of the Fund’s assets. In connection with this appointment, the investment strategies and portfolio managers of the Fund will change and the Fund’s investment advisory fee rate and expense limit arrangements will be reduced. Beginning May 6, 2019, through on or about May 20, 2019, the Fund will be in a “transition period” and the Sub-Adviser may hold a large portion of the Fund’s assets in temporary investments. During this time, the Fund may not be pursuing its investment objective and strategies, and limitation on permissible investments and investment restrictions will not apply. The sale and purchase of securities during the transition period are expected to result in buy and sell transactions. Such transactions may be made at a disadvantageous time and may result in the realization of taxable gains or losses for the Fund resulting in taxable distributions to the Fund’s shareholders. In addition, these transactions will also result in transactional costs, which will be borne by the Adviser and the Fund.

Effective on or about May 6, 2019, the Fund’s Prospectuses are revised as follows:

1.	The section entitled “Annual Portfolio Operating Expenses” in the summary section of the Fund’s Prospectuses is deleted and replaced with the following:
Annual Fund Operating Expenses[2] Expenses you pay each year as a % of the value of your investments

Class		A	C	I	O	W
Management Fees	%	0.50	0.50	0.50	0.50	0.50
Distribution and/or Shareholder Services (12b-1) Fees	%	0.25	1.00	None	0.25	None
Other Expenses	%	0.44	0.44	0.32	0.44	0.44
Acquired Fund Fees and Expenses	%	0.01	0.01	0.01	0.01	0.01
Total Annual Fund Operating Expenses[3]	%	1.20	1.95	0.83	1.20	0.95
Waivers and Reimbursements[4]	%	(0.34)	(0.34)	(0.22)	(0.34)	(0.34)
Total Annual Fund Operating Expenses after Waivers and Reimbursements	%	0.86	1.61	0.61	0.86	0.61

1       A contingent deferred sales charge of 1.00% is assessed on certain redemptions of Class A shares made within 18 months after purchase where no initial sales charge was paid at the time of purchase as part of an investment of $1 million or more.

2       Expense information has been restated to reflect current contractual rates.

3       Total Annual Fund Operating Expenses may be higher than the Fund’s ratio of expenses to average net assets shown in the Fund’s Financial Highlights, which reflects the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.

4       The adviser is contractually obligated to limit expenses to 0.85%, 1.60%, 0.60%, 0.85%, and 0.60% for Class A, Class C, Class I, Class O, and Class W shares, respectively, through March 1, 2021. This limitation is subject to possible recoupment by the adviser within 36 months of the waiver or reimbursement. The limitation does not extend to interest, taxes, investment-related costs, leverage expenses, extraordinary expenses, and Acquired Fund Fees and Expenses. Termination or modification of the obligation requires approval by the Fund’s board.

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2.	The table in the section entitled “Expense Examples” in the summary section of the Fund’s Prospectuses is deleted and replaced with the following:

Class	Share Status	1 Yr	3 Yrs	5 Yrs	10 Yrs
A	Sold or Held	$658	902	1,166	1,918
C	Sold	$264	579	1,021	2,247
	Held	$164	579	1,021	2,247
I	Sold or Held	$62\	243	439	1,005
O	Sold or Held	$88	347	627	1,424
W	Sold or Held	$62	269	492	1,135

3.	The section entitled “Principal Investment Strategies” of the Fund’s Prospectuses is deleted and replaced with the following:

Principal Investment Strategies

Under normal market conditions, the Fund invests at least 80% of its net assets (plus borrowings for investment purposes) in a portfolio of equity securities of dividend-paying companies. The Fund will provide shareholders with at least 60 days’ prior notice of any change in this investment policy. The Fund invests primarily in the equity securities included in the MSCI World IndexSM (“Index”). The Fund invests in securities of issuers in a number of different countries, including the United States.

The sub-adviser (“Sub-Adviser”) seeks to maximize total return to the extent consistent with maintaining lower volatility than the Index. Volatility generally measures how much a fund’s returns have varied over a specified time frame.

The Fund may invest in derivative instruments including, but not limited to, index futures. The Fund typically uses derivatives as a substitute for purchasing securities included in the Index or for the purpose of maintaining equity market exposure on its cash balance.

The Fund may also invest in real estate-related securities including real estate investment trusts.

The Fund may invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations, and exemptive orders thereunder (“1940 Act”).

The Sub-Adviser uses an internally developed quantitative computer model to create a target universe of global securities with above average dividend yields compared to the Index, which the Sub-Adviser believes exhibit stable dividend yields within each geographic region and industry sector. The model also seeks to exclude from the target universe securities issued by companies that the Sub-Adviser believes exhibit characteristics that indicate that they are at risk of reducing or eliminating the dividends paid on their securities. Once the Sub-Adviser creates this target universe, the Sub-Adviser seeks to identify the most attractive securities within various geographic regions and sectors by ranking each security relative to other securities within its region and sector, as applicable, using proprietary fundamental sector-specific models. The Sub-Adviser then uses optimization techniques to seek to achieve the portfolio’s target dividend yield, manage target beta, determine active weights, and neutralize region and sector exposures in order to create a portfolio that the Sub-Adviser believes will provide the potential for maximum total return consistent with maintaining lower volatility than the Index. Under certain market conditions, the Fund will likely earn a lower level of total return than it would in the absence of its strategy of maintaining a relatively lower level of volatility.

The Sub-Adviser will rebalance the portfolio on a quarterly basis in accordance with its target parameters. The rebalancing techniques may result in higher portfolio turnover compared to a “buy and hold” strategy.

The Fund may lend portfolio securities on a short-term or long-term basis, up to 33 1⁄3% of its total assets.

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4.

The section entitled “Principal Risks” of the Fund’s Prospectuses is hereby revised to delete the following risks: “Convertible Securities,” “Credit,” “Foreign Investments/Developing and Emerging Markets,” and “Interest Rate.”

5.	The risk entitled “Investment Model” of the section entitled “Principal Risks” of the Fund’s Prospectuses is deleted and replaced with the following:

Investment Model: A manager’s proprietary model may not adequately allow for existing or unforeseen market factors or the interplay between such factors. Volatility management techniques may not always be successful in reducing volatility, may not protect against market declines, and may limit the Fund’s participation in market gains, negatively impacting performance even during periods when the market is rising. During sudden or significant market rallies, such underperformance may be significant. Moreover, volatility management strategies may increase portfolio transaction costs, which may increase losses or reduce gains. The Fund’s volatility may not be lower than that of the Index during all market cycles due to market factors. Funds that are actively managed, in whole or in part, according to a quantitative investment model can perform differently from the market as a whole based on the investment model and the factors used in the analysis, the weight placed on each factor, and changes from the factors’ historical trends. Mistakes in the construction and implementation of the investment models (including, for example, data problems and/or software issues) may create errors or limitations that might go undetected or are discovered only after the errors or limitations have negatively impacted performance. There is no guarantee that the use of these investment models will result in effective investment decisions for the Fund.

6.	The section entitled “Principal Risks” of the Fund’s Prospectuses is hereby revised to include the following risks:

Derivative Instruments: Derivative instruments are subject to a number of risks, including the risk of changes in the market price of the underlying securities, credit risk with respect to the counterparty, risk of loss due to changes in market interest rates and liquidity and volatility risk. The amounts required to purchase certain derivatives may be small relative to the magnitude of exposure assumed by the Fund. Therefore, the purchase of certain derivatives may have an economic leveraging effect on the Fund and exaggerate any increase or decrease in the net asset value. Derivatives may not perform as expected, so the Fund may not realize the intended benefits. When used for hedging purposes, the change in value of a derivative may not correlate as expected with the currency, security or other risk being hedged. When used as an alternative or substitute for direct cash investments, the return provided by the derivative may not provide the same return as direct cash investment. In addition, given their complexity, derivatives expose the Fund to the risk of improper valuation.

Foreign Investments: Investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies due to: smaller markets; differing reporting, accounting, and auditing standards; nationalization, expropriation, or confiscatory taxation; foreign currency fluctuations, currency blockage, or replacement; potential for default on sovereign debt; or political changes or diplomatic developments, which may include the imposition of economic sanctions or other measures by the United States or other governments and supranational organizations. Markets and economies throughout the world are becoming increasingly interconnected, and conditions or events in one market, country or region may adversely impact investments or issuers in another market, country or region.

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7.

The following paragraph is included in the section entitled “Performance Information” of the Fund’s Prospectuses:

The Fund’s performance prior to May 6, 2019 reflects returns achieved by a different sub-adviser and pursuant to a different principal investment strategies. If the Fund’s current sub-adviser and strategies had been in place for the prior periods, the performance information shown would have been different.

8.	The section entitled “Portfolio Management” of the Fund’s Prospectuses is hereby deleted in its entirety and replaced with the following:

PORTFOLIO MANAGEMENT
Investment Adviser	Sub-Adviser
Voya Investments, LLC	Voya Investment Management Co. LLC

Portfolio Managers
Vincent Costa, CFA	Peg DiOrio
Portfolio Manager (since 05/19)	Portfolio Manager (since 05/19)

Steve Wetter	Kai Yee Wong
Portfolio Manager (since 05/19)	Portfolio Manager (since 05/19)

9.	The line item with respect to the Fund in the table within the sub-section entitled “Management of the Funds – Management Fees” of the Fund’s Prospectus is deleted and replaced with the following:

Management Fees
Voya Global Equity Dividend Fund[3]	0.80%

[3]  Effective May 6, 2019, the Adviser receives an annual fee equal to 0.500% of the Fund’s average daily net assets.  Prior to May 6, 2019, the Adviser received an annual advisory fee equal to the following as a percentage of the Fund’s average daily net assets: 0.800% on the first $500 million of assets, 0.780% on the next $500 million of assets, and 0.760% on assets over $1 billion.

10.

The sub-section entitled “Management of the Funds – The Sub-Advisers and Portfolio Managers – Voya Global Equity Dividend Fund and Voya Russia Fund” is hereby revised to remove all references to Voya Global Equity Dividend Fund.

11.

The heading in the sub-section entitled “Management of the Funds – The Sub-Advisers and Portfolio Managers – Voya Global Bond Fund, Voya Global Corporate Leaders® 100 Fund, Voya Global Equity Fund, and Voya International High Dividend Low Volatility Fund” of the Fund’s Prospectus is hereby revised as follows:

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Voya Global Bond Fund, Voya Global Corporate Leaders® 100 Fund, Voya Global Equity Dividend Fund, Voya Global Equity Fund, and Voya International High Dividend Low Volatility Fund
12.

The sub-section entitled “Management of the Funds – The Sub-Advisers and Portfolio Managers – Voya Global Bond Fund, Voya Global Corporate Leaders® 100 Fund, Voya Global Equity Fund, and Voya International High Dividend Low Volatility Fund” of the Fund’s Prospectus is hereby revised to include the following:

Voya Global Equity Dividend Fund

The following individuals are jointly and primarily responsible for the day-to-day management of the Fund.

Vincent Costa, CFA, Portfolio Manager, also serves as Head of the global equities team and as portfolio manager for the active quantitative strategies and the U.S. large cap value portfolios. Mr. Costa joined Voya IM in April 2006 as head of portfolio management for quantitative equity. Prior to joining Voya IM, Mr. Costa managed quantitative equity investments at both Merrill Lynch Investment Management and Bankers Trust Company.

Peg DiOrio, CFA, Portfolio Manager, is the head of quantitative equities at Voya IM and serves as a portfolio manager for the active quantitative strategies. Prior to joining Voya IM in 2012, she was a quantitative analyst with Alliance Bernstein/Sanford C. Bernstein for sixteen years where she was responsible for multivariate and time series analysis for low volatility strategies, global equities, REITs and options. Previously she was a senior investment planning analyst with Sanford C. Bernstein.

Steve Wetter, Portfolio Manager, is responsible for portfolio management of the index, active quantitative, and smart beta strategies. Mr. Wetter joined Voya IM in April 2012 and prior to that he was a portfolio manager and trader at Mellon Asset Management (2007 – 2009), and Northern Trust (2003 – 2007).

Kai Yee Wong, Portfolio Manager, is responsible for the portfolio management of the index, active quantitative, and smart beta strategies. Prior to joining Voya IM in 2012, Ms. Wong worked as a senior equity portfolio manager at Northern Trust, responsible for managing various global indices including developed, emerging, real estate, Topix, and socially responsible benchmarks (2003 – 2009).

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VOYA MUTUAL FUNDS Voya Global Equity Dividend Fund (the “Fund”)
Supplement dated March 29, 2019 to the Fund’s Class A, Class C, Class I, Class O, and Class W shares Statement of Additional Information dated February 28, 2019 (the “SAI”)

The Fund’s Board of Trustees (“Board”) has appointed Voya Investment Management Co. LLC (“Voya IM” or “Sub-Adviser”) to serve as the sole sub-adviser to the Fund, beginning on May 6, 2019, following the termination of the current sub-advisory agreement between Voya Investments, LLC (the “Adviser”) and NNIP Advisors B.V. (“NNIP”). Voya IM currently is a named sub-adviser with NNIP, although it does not manage any of the Fund’s assets. In connection with this appointment, the investment strategies and portfolio managers of the Fund will change and the Fund’s investment advisory fee rate and expense limit arrangements will be reduced. Beginning May 6, 2019, through on or about May 20, 2019, the Fund will be in a “transition period” and the Sub-Adviser may hold a large portion of the Fund’s assets in temporary investments. During this time, the Fund may not be pursuing its investment objective and strategies, and limitation on permissible investments and investment restrictions will not apply. The sale and purchase of securities during the transition period are expected to result in buy and sell transactions. Such transactions may be made at a disadvantageous time and may result in the realization of taxable gains or losses for the Fund resulting in taxable distributions to the Fund’s shareholders. In addition, these transactions will also result in transactional costs, which will be borne by the Adviser and the Fund.

Effective on or about May 6, 2019, the Fund’s SAI is revised as follows:

1.

The information with respect to Voya Global Equity Dividend Fund in the table in the section entitled “Supplemental Description of Fund Investments and Risks” is deleted in their entirety and replaced with the following:

Asset Class/Investment Technique	Voya Global Equity Dividend Fund
Equity Securities
Commodities
Common Stocks	X
Convertible Securities	X
Initial Public Offerings	X
Master Limited Partnerships
Other Investment Companies and Pooled Investment Vehicles	X
Preferred Stocks	X
Private Investments in Public Companies
Real Estate Securities and Real Estate Investment Trusts	X
Small- and Mid-Capitalization Issuers	X
Special Situation Issuers
Trust Preferred Securities
Debt Instruments
Asset-Backed Securities	X
Banking Instruments	X
Commercial Paper	X
Corporate Debt Instruments	X
Credit-Linked Notes	X
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Asset Class/Investment Technique	Voya Global Equity Dividend Fund
Custodial Receipts and Trust Certificates
Delayed Funding Loans and Revolving Credit Facilities
Event-Linked Bonds
Floating or Variable Rate Instruments	X
Guaranteed Investment Contracts	X
High Yield Securities	X
Inflation-Indexed Bonds
Inverse Floating Rate Securities
Mortgage-Related Securities	X
Municipal Securities	X
Senior and Other Bank Loans
U.S. Government Securities and Obligations	X
Zero-Coupon, Deferred Interest and Pay-in-Kind Bonds	X
Foreign Investments
Depositary Receipts	X
Emerging Market Instruments	X
Eurodollar and Yankee Dollar Instruments	X
Foreign Currencies	X
Sovereign Debt	X
Supranational Entities	X
Derivative Instruments
Forward Commitments	X
Futures Contracts	X
Hybrid Instruments	X
Options	X
Participatory Notes
Rights and Warrants	X
Swap Transactions and Options on Swap Transactions	X
Other Investment Techniques
Borrowing	X
Illiquid Securities	X
Participation on Creditors Committees
Repurchase Agreements	X
Restricted Securities	X
Reverse Repurchase Agreements and Dollar Roll Transactions	X
Securities Lending	X
Short Sales	X
To Be Announced Sale Commitments	X
When-Issued Securities and Delayed-Delivery Transactions	X

2.

The sub-section entitled “Fundamental and Non-Fundamental Investment Restrictions – Non-Fundamental Investment Restrictions – Voya Global Equity Dividend Fund” is deleted in its entirety and replaced with the following:

Voya Global Equity Dividend Fund

•	No more than 15% of the Fund’s net assets may be comprised, in the aggregate, of assets that are: (i) subject to material legal restrictions on repatriation; or (ii) invested in illiquid securities.

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•	The Fund may only invest in fixed-income securities (which must be of high quality and short duration) for temporary and defensive or cash management purposes.

•	The Fund may invest in certificates of deposit (interest bearing time deposits) issued by savings banks or savings and loan associations that have capital surplus and undivided profits in excess of $100 million, based on latest publishing reports, or less than $100 million if the principal amount of such obligations is fully insured by the U.S. government.

•	The Fund will not invest more than 15% of the total value of its assets in high-yield bond (securities rated below BBB by S&P or Baa3 by Moody’s or, if unrated, considered by the Adviser of comparable quality).

•	Other than for temporary and defensive or cash management purposes, the Fund may invest up to 10% of its net assets in securities of supranational agencies. These securities are not considered government securities and are not supported directly or indirectly by the U.S. government.

•	The Fund may invest in futures contracts and options on futures contracts for hedging purposes. The Fund may not buy or sell futures contracts or options on futures if the margin deposits and premiums exceed 5% of the market value of the Fund’s assets.

•	The Fund may only invest in forward currency options for the purposes of hedging.

•	The Fund will not enter into a swap agreement with any single party if the net amount owed or to be received under existing contracts with that party would exceed 5% of the Fund’s total assets.

•	The Fund may only invest in synthetic convertibles with respect to companies whose corporate debt securities are rated “A” or higher by Moody’s or “A” or higher by S&P and will not invest more than 15% of its net assets in such synthetic securities and other illiquid securities.

•	In order to generate additional income, the Fund may lend portfolio securities in an amount up to 33 1/3% of total Fund assets to broker-dealers, major banks, or other recognized domestic institutional borrowers of securities deemed to be creditworthy by the Adviser or Sub-Adviser. No lending may be made with any companies affiliated with the Adviser or a Sub-Adviser.

•	The Fund may make short sales of ETFs for the purposes of hedging.

3.	The line item with respect to the Fund in the table of the sub-section entitled “Adviser – Management Fees” of the Fund’s SAI is deleted and replaced with the following:

Fund	Annual Management Fee
Voya Global Equity Dividend Fund	0.50% of the Fund’s average daily net assets.

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4.	The line item with respect to the Fund in the table of the sub-section entitled “Sub-Adviser – Sub-Advisory Fees” of the Fund’s SAI is deleted and replaced with the following:

Fund	Sub-Adviser	Annual Sub-Advisory Fee
Voya Global Equity Dividend Fund	Voya IM	0.2250% of the Fund’s average daily net assets.

5.	The sub-section entitled “Sub-Adviser – Voya Global Equity Dividend Fund and Voya Russia Fund” is hereby deleted in its entirety and replaced with the following:
Voya Russia Fund Voya IM is not currently managing any assets of the Fund as of the date of this SAI.
6.	The sub-section entitled “Sub-Adviser – Portfolio Management – Voya Global Equity Dividend Fund and Voya Russia Fund” is hereby revised to remove all references to Voya Global Equity Dividend Fund.
7.

The heading in the sub-section entitled “Sub-Adviser – Portfolio Management – Voya Global Bond Fund, Voya Global Corporate Leaders® 100 Fund, Voya Global Equity Fund, and Voya International High Dividend Low Volatility Fund” is hereby revised as follows:

Voya Global Bond Fund, Voya Global Corporate Leaders® 100 Fund, Voya Global Equity Dividend Fund, Voya Global Equity Fund, and Voya International High Dividend Low Volatility Fund
8.

The tables in the sub-section entitled “Other Accounts Manager,” “Compensation,” and “Ownership of Securities” under the sub-section entitled “Sub-Adviser – Portfolio Management – Voya Global Bond Fund, Voya Global Corporate Leaders® 100 Fund, Voya Global Equity Fund, and Voya International High Dividend Low Volatility Fund” is amended to include the following:

Other Accounts Managed

Voya Global Equity Dividend Fund
Portfolio Manager	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Vincent Costa, CFA	15	$9,786,575,384	10	$1,474,669,545	9	$529,699,346
Peg DiOrio, CFA	1	$119,602,977	0	$0	0	$0
Steve Wetter	25	$17,263,572,611	2	$1,279,006,770	8	$906,496,568
Kai Yee Wong	23	$16,215,388,973	2	$136,904,027	6	$902,779,683

Compensation

Fund	Portfolio Manager	Benchmark
Voya Global Equity Dividend Fund	Vincent Costa, CFA, Peg DiOrio, CFA, Steve Wetter, and Kai Yee Wong	MSCI World IndexSM

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Ownership of Securities

Voya Global Equity Dividend Fund

Portfolio Manager	Dollar Range of Fund Shares Owned
Vincent Costa, CFA	None
Peg DiOrio, CFA	None
Steve Wetter	None
Kai Yee Wong	None

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